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                                                              EXHIBIT (15)(e)(1)

                                  SCHEDULE A-3

                         EATON VANCE MUNICIPALS TRUST II
                            AMENDED DISTRIBUTION PLAN
                              DATED MARCH 24, 1997
                              --------------------

          NAME OF FUND                       INCEPTION DATE OF ORIGINAL PLAN
          ------------                       -------------------------------

EV Classic High Yield Municipals Fund               Not Applicable